SEI TAX EXEMPT TRUST

Class A Shares
Institutional Tax Free Fund (TXWXX)
Tax Free Fund (TXEXX)

Class B Shares
Institutional Tax Free Fund (SITXX)

Class C Shares
Institutional Tax Free Fund (SFCXX)

Supplement Dated May 28, 2010
to the Statement of Additional Information Dated December 31, 2009

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Notification of Changes Related to Money Market Funds and Amended Rule 2a-7

Effective May 28, 2010, the SAI is hereby amended and supplemented to reflect the following changes related to the Institutional Tax Free Fund {Classes A, B and C} and Tax Free Fund {Class A}(the "Funds").

The section entitled "Investment Policies Applicable to Money Market Funds" on page S-8 is hereby deleted and replaced with the following:

INVESTMENT POLICIES APPLICABLE TO MONEY MARKET FUNDS

The Institutional Tax Free and Tax Free Funds (the "Money Market Funds") intend to comply with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that the Money Market Funds must limit their investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 60 days or less. The Money Markets Funds must also maintain a weighted average life maturity of 120 days or less. In addition, the Money Market Funds may only invest in eligible securities. In general, this means securities rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by SIMC or the Money Market Fund's sub-adviser, as applicable, to be of equivalent quality. Since the Money Market Funds often purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Money Market Funds and affect their share price.

Securities rated in the highest rating category (e.g., A-1 by S&P) by at least two NRSROs (or, if unrated, determined to be of comparable quality) are considered "first tier" securities. Eligible securities rated in the second highest rating category (e.g., A-2 by S&P) (or, if unrated, determined to be of comparable quality) are considered "second tier" securities. Investments in second tier securities are subject to the further constraints that: (i) no more than 3% of a Money Market Fund's assets may be invested in such securities in the aggregate; and (ii) any investment in such securities of one issuer is limited to 1/2 of 1%.

In the section entitled "Description of Permitted Investments and Risk Factors," the text relating to the sub-section entitled "Repurchase Agreements" on page S-16 is hereby deleted and replaced with the following:

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well established financial institutions deemed creditworthy by an adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The advisers monitor compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. If the Money Market Funds decide to "look through" a repurchase agreement counterparty issuer to the underlying collateral for diversification purposes, the collateral posted by the counterparty will be required to be cash items or U.S. Government securities. Further, the Money Market Funds will evaluate the creditworthiness of the counterparty before "look through" treatment. Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of SIMC or the Fund's sub-adviser, as applicable, liquidity or other considerations so warrant.

In the section entitled "Investment Limitations," Item Number 5 in the sub-section "Non-Fundamental Policies" on page S-23 is hereby deleted and replaced with the following:

  5.  Makes loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may enter repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 5% of the Fund's net assets, except for the Intermediate-Term Municipal Fund, for which it cannot exceed 15% of the Fund's net assets.

In the section entitled "Determination of Net Asset Value," the text relating to the sub-section "Amortized Cost Valuation" on page S-49 is hereby deleted and replaced with the following:

Amortized Cost Valuation

Securities of the Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Funds would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Funds would experience a lower yield. The converse would apply in a period of rising interest rates.

The Trust's use of amortized cost valuation and the maintenance of the net asset value of the Funds at $1.00 are permitted by Rule 2a-7, under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, a money market portfolio must maintain a dollar-weighted average maturity in the Funds of 60 days or less and may not purchase any instrument having a remaining maturity of more than 397 days. The Funds must maintain a weighted average life maturity of 120 days or less. In addition, money market funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "eligible securities," which means they are: (i) rated, at the time of investment, by at least two NRSROs (one if it is the only NRSRO rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (a "second tier security"). The Sub-Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, investments in second tier securities are subject to the further constraints that: (i) no more than 3% of a Fund's assets may be invested in such securities in the aggregate; and (ii) any investment in such securities of one issuer is limited to 1/2 of 1%.

Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures require the determination of the extent of deviation, if any, of a Fund's current net asset value per share calculated using available market quotations from a Fund's amortized cost value per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-662 (5/10)